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                                                                  EXHIBIT 23.2


                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 19, 1995 with respect to the consolidated financial statements of First Citizens BancStock, Inc. included in Amendment No. 1 to the Registration Statement (Form S-4) (33-65131) and related Prospectus of Whitney Holding Corporation for the registration of its common stock.



                                                     /s/ERNST & YOUNG LLP

New Orleans, Louisiana

January 18, 1996